UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 to

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 16, 2016

GWG Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	None	26-2222607
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 South Sixth Street, Suite 1200, Minneapolis, MN	55402
(Address of principal executive offices)	(Zip Code)

(612) 746-1944

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 NOTE OF EXPLANATION

      GWG Holdings, Inc. is filing this Amendment No. 1 to its Current Report on Form 8-K, to file the press release attached to this report as Exhibit 99.1. The attached press release corrects an error contained in the press release attached to the original Current Report on Form 8-K filed on August 16, 2016 with respect to non-GAAP net asset value reported therein.

Item 2.02 Results of Operations and Financial Condition.

On August 19, 2016, GWG Holdings, Inc. issued a press release correcting certain non-GAAP financial information contained in its Quarterly Report on Form 10-Q filed on August 12, 2016, and a press release issued on August 16, 2016, in each case relating to its fiscal quarter ended June 30, 2016. This correcting press release shall be considered “filed” (and not “furnished”) as part of this report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

99.1	GWG Holdings, Inc. Press Release dated August 19, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GWG Holdings, Inc.

Date: August 19, 2016	By:	/s/ William Acheson
William Acheson
Chief Financial Officer

2

Exhibit Index

Exhibit No.	Description

99.1	GWG Holdings, Inc. Press Release dated August 19, 2016

3